THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                          Supplement to Prospectus
                  and Statement of Additional Information
                          Dated December 29, 2000

     Lutheran Brotherhood Research Corp. ("LBRC") serves as the investment adviser of each portfolio series of The Lutheran Brotherhood Family of Funds ("LB Family of Funds"). Lutheran Brotherhood, the indirect parent company of LBRC, has entered into an agreement with Aid Association for Lutherans ("AAL") under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger, which has received initial approval from the Boards of Directors of the two companies, is subject to approval from several government agencies and certain other conditions. Among those conditions, approximately 300 Lutheran Brotherhood member delegates must vote on the merger, and the AAL Board must grant final approval. The merger is expected to close on or before December 31, 2001.

     It is anticipated that LBRC will continue to serve as the investment adviser for each portfolio series of LB Family of Funds after the merger and that LBRC will be a wholly-owned subsidiary of the merged organization.

               The date of this Supplement is July 2, 2001.

      Please include this supplement with your prospectus and/or SAI.